MARCH 2017

www.camber.energy
NYSE MKT: CEI

# CAMBER ENERGY
INCORPORATED

*Accelerating into the Curve*

# Forward-Looking and Cautionary Statements

## Safe Harbor Statement and Disclaimer

This presentation includes "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements give our current expectations, opinions, belief or forecasts of future events and performance. A statement identified by the use of forward-looking words including "may," "will," "expect," "anticipate," "estimate," "hope," "plan," "believe," "predict," "envision," "if," "intend," "would," "probable," "project," "forecasts," "outlook," "aim," "might," "likely" "positioned," "strategy," "continue," "potential," "ensure," "should," "confident," "could" and similar words and expressions, and the negative thereof, and certain of the other foregoing statements may be deemed forward-looking statements. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, these statements involve risks and uncertainties that may cause actual future activities and results to be materially different from those suggested or described in this presentation, including our ability to integrate and realize the benefits expected from the Segundo acquisition and future acquisitions that we may complete; the availability of funding and the terms of such funding; our growth strategies; anticipated trends in our business; our ability to repay outstanding loans and satisfy our outstanding liabilities; our liquidity and ability to finance our exploration, acquisition and development strategies; market conditions in the oil and gas industry; the timing, cost and procedure for future acquisitions; the impact of government regulation; estimates regarding future net revenues from oil and natural gas reserves and the present value thereof; legal proceedings and/or the outcome of and/or negative perceptions associated therewith; planned capital expenditures (including the amount and nature thereof); increases in oil and gas production; changes in the market price of oil and gas; changes in the number of drilling rigs available; the number of wells we anticipate drilling in the future; estimates, plans and projections relating to acquired properties; the number of potential drilling locations; our financial position, business strategy and other plans and objectives for future operations; and other risks described in the Company's Annual Report on Form 10-K and other filings with the SEC, available at the SEC's website at www.sec.gov. Investors are cautioned that any forward-looking statements are not guarantees of future performance and actual results or developments may differ materially from those projected. The forward-looking statements in this presentation are made as of the date hereof. The Company takes no obligation to update or correct its own forward-looking statements, except as required by law, or those prepared by third parties that are not paid for by the Company. The Company's SEC filings are available on its website or at http://www.sec.gov.

The information and estimates contained in this document may include certain statements, estimates and projections developed by the company. Such statements, estimates and projections reflect various assumptions by Camber Energy concerning anticipated oil in place, recoverability and production, which assumptions may or may not occur. No representations are made as to the accuracy of such statements, estimates or projections and actual performance may be materially different from that set forth in such statements, estimates or projections.

# Company Profile

Camber Energy (formerly Lucas Energy) is a recently restructured, publicly-traded oil and gas exploration and production company.

From its roots in the accumulation of Austin Chalk production in South Texas to its acquisition of 1,000+ Boe/day of production in Oklahoma's liquid's rich Hunton formation which led to our recent entry in the emerging horizontal San Andres play on the Permian Basin's Central Basin Platform, Camber is committed to building shareholder value via asset field re-development & exploitation, drilling & development and more asset acquisitions.

We believe that we are positioned for high-growth trajectory following the prolonged industry downturn that began in late 2014.

**Market Statistics:**[1]

| | |
|---|---|
| **Symbol:** | **NYSE MKT: CEI** |
| **Stock Price:** | **$0.66** |
| **Trading Range:** **(52-Week)** | **$0.58 – $7.98** |
| **Market Cap:** | **$15.6MM** |
| **Daily Volume:** **(Average 3 mo)** | **449,928** |

[1] As of 3/6/2017



**West Texas Permian Basin**
San Andres, Cline & Wolfberry
**Central Oklahoma**
Hunton
**South Texas**
Austin Chalk - Eagle Ford

CAMBER ENERGY

# Transition / Restructuring Complete

Restructuring → Plan for Development → Structure for the Downturn → Prime for Growth → Moving Forward

... 2012

- **Dec 2012** – Lucas Energy Appoints New CEO, T. Schnur; Completion $4mm Non-Core Asset Sale
- **Mar/Apr 2013** – Settlement $24mm lawsuit and $1.3mm Other Litigation
- **Aug/Sep 2013** – Restructured Term Loan; Completed $3.5mm Equity Raise
- **Nov/Dec 2013** – Drilled lateral well, completed 4 workovers
- **Mar/Sep 2014** – Raised $2mm Equity; Restructured Term Loan; Completed Cost Containment Program
- **Sep 14/ Jan 15** – Granted NYSE MKT Listing; Extension; Pursued Funding for EF Shale Development
- **Jan 2015** – Sourced Various Transaction Alternatives
- **Jul 2015** – LEI 1-for-25 Reverse Stock Split
- **Sep 2015** – Amended LOC & Sr. Secured Note; Regains Compliance with NYSE MKT Listing
- **Dec 2015** – Announces Segundo Agreement to Acquire Hunton Properties
- **Feb 2016** – WTI Hits $26/bbl Low
- **Aug 2016** – Closes Segundo & Related Financings
- **Aug 2016** – Enters Agreement to Fund EF Shale Development
- **Sep 2016** – Expanded Management Team
- **Nov 2016** – Completed Second Tranche of SPA with Discover Growth Fund
- **Dec 2016** – Approval to Change Name to Camber Energy
- **Jan 6, 2017** – CEI Begins Trading on NYSE MKT
- **Jan/Feb 2017** – Acquires ~16,600 net acres in emerging Hz San Andres Play of Permian Basin

Present

CAMBER ENERGY

# Camber Energy Management Team



Anthony "Tony" Schnur
**CEO & Director**

- 30+ Year Turn-Around Specialist
- Formerly with Chroma O&G, Aquila Energy Capital



Ken Sanders
**COO**

- 40+ Year Petroleum Engineer, MBA
- Formerly with Seagull Energy, Shell Oil, Kerr McGee



Paul Pinkston
**CAO**

- 20+ Year CPA, Accounting & Audit
- Formerly with Baker Hughes, Arthur Anderson



Thomas "Tommy" Hardisty
**SVP, Land & Business Development**

- 30+ Year Professional Landman and Business Development Leader
- Formerly with Davis Petroleum, Particle Drilling, PetroCorp
- Former Director, Eco-Stim Energy



J. Mark Bunch
**SVP, Engineering & Operations**

- 30+ Year Petroleum Engineer
- Produced Clastic & Carbonate Reservoirs throughout N.A.
- Formerly with Davis Petroleum, Mecom Oil, Huddleston, PetroCorp, Arco

CAMBER ENERGY

# Camber Energy Board of Directors



Richard Azar
**Executive Chairman & Director**

- Co-Founder Brittany Energy, LLC, Sezar Energy, LP; Hunton Horizontal pioneer



Tony Schnur
**CEO & Director**

- President & CEO of Camber Energy



Alan Dreeben
**Director & Compensation Chair**

- Owner of Republic National Distributing Company, LLC



Fred Zeidman
**Director & Audit Chair**

- Current Chairman of the Gordian Group



Fred Hofheinz
**Director & Nominating/ Governance Chair**

- Former Mayor of City of Houston



Robert (Dick) Tips
**Director**

- President, Chairman and Chief Executive Officer of MPII, Inc.

CAMBER ENERGY

# Building on the Platform

**Platform for Growth**

Building on the 1,000 BOE/day 2016 acquisition of the Hunton dewatering play with development potential

- Aggressive move into the Permian Basin horizontal San Andres
- Significant expansion of drilling inventory
- Deep team experienced in operations, financial and land management, restructuring and oil & gas acquisitions

**Transaction Flexibility**

Camber can acquire assets using less cash by utilizing more structured transactions to capitalize the growth initiative:

- Earn-ins/earn-outs,
- Conditional option payments;
- Convertible debt
- Common equity

**Optimization Upside**

The Camber team has the cumulative wisdom and industry experience to:

- Manage operations efficiently and optimally
- Develop assets and Drill effectively
- Acquire assets smartly



Optimize Upside
(Execution)
Transaction Flexibility
(Capitalization)
Platform for Growth
(Production, Drilling Inventory & Team)

# Company Strategy

Balanced Approach to Increase Cash Flow and Valuation

| Exploit Resources | Bolt-On | Development Drilling |
|---|---|---|
| ✓ Well Work-overs<br>✓ Compression<br>✓ Operating Efficiency | ✓ Acquire additional WI in Offset Fields<br>✓ Apply Technical Focus | ✓ Rationalize Acreage Inventory<br>✓ Convert PUDs to PDP |
| ✓ Production Optimization & Maintenance<br>✓ Cost Reduction | ✓ Cash Flow<br>✓ Scale & Leverage Existing Operations & Infrastructure | ✓ Cash Flow<br>✓ Expand Proven Reserves<br>❖ *REQUIRES INVENTORY* |

Lower Upside Potential & Risk ⟷ Higher Upside Potential & Risk

**Drilling Inventory**

- ✓ Oklahoma: 40-60 Hunton Drilling Locations
- ✓ South Texas: 20-30 Eagle Ford Shale Drilling Locations
- ✓ West Texas: 80+ San Andres Drilling Locations

*Above Information as of 3/1/16 and is based on internal company estimates.

CAMBER ENERGY

# South Texas: Austin Chalk & Eagle Ford Shale

## Highlights

- Legacy Assets
- 24 Active Wells
- 7,000 Net Acres (Austin Chalk)
- 2,000 Net Acres (Eagle Ford)
- 60 BOE/d -Q4 2016



Dallas
Austin Chalk
Austin
Houston
San Antonio
Eagle Ford

## Operations Update

- Well Work overs / Mechanical Repairs
- Stimulation
- Potential for Selective Drilling



Austin
H
San Antonio
Gonzales
Wilson
Karnes

*Eagle Ford Acreage is a subset of the Austin Chalk Acreage
*Above information as of 12/31/16

CAMBER ENERGY

# South Texas: Austin Chalk & Eagle Ford Shale

**Exploitation**

- Well work to reactivate shut-in producers

**Bolt-On (or off) Strategy**

- Continue to review tactical opportunities to grow
- Selective acreage purchase, farm-in / farm-outs
- Review and rationalize assets & acreage inventory

**Development Drilling**

- Negotiating with capital partner for potential drilling 2H 2017
- Estimated D+C = $5.3 million per Hz EF well
- Company to retain carried WI to minimize capital exposure

*Above Information as of 3/1/17 and is based on internal company estimates.

# Central Oklahoma: Hunton

## Highlights

- Acquired liquid-rich Hunton assets
- 122 Producing Wells [26 Operated]
- 875 BOE/d -Q4 2016
- 13,000+ Net Acres
- 40+ Drilling Locations
  - Open hole completions
  - Acid Stimulation
- Key Fields:
  - **Coyle** - Payne & Logan Cos (Operated)
  - **Twin Cities Dolomite** – Lincoln Co (Non-Op)



Tulsa
Hunton Reservoir
Oklahoma City



Payne
Logan
Tulsa
Lincoln
Oklahoma City

## Operations Update

Field Engineering & Re-development Program

- Well Work-overs & Repairs
- Compression initiative
- 4+ Well Drilling Program 2017

*Above Information as of 12/31/16

# Central Oklahoma: Hunton

## Exploitation

- Install / upgrade compression to lower surface pressure and increase rate
- Well work to reactivate shut-in producers
- Well work to convert lower rate producers from ESP to rod pump

## Bolt-On (or off) Strategy

- Actively engaged in A&D market for producing assets to create scale
- 2 potential, complementary transactions targeted & being pursued
- Engaged in leasing program to secure offset/adjacent acreage

## Development Drilling

- Planning 4+ well (vertical) drilling program in 2017
- Additional land/lease work underway
- Estimated D+C = $0.8 million per vertical Hunton well

# West Texas: Permian Basin/Central Basin Platform

## Highlights

**San Andres Hz Play *(Rapidly Emerging)***

- 13,000 net acres on Yoakum/Cochran border (PSA)
- 3,600+ net acres acquired, targeting 20,000+ net acres
- Located in the Permian Basin/Central Basin Platform
- Strong technical & analog support for residual oil zone "ROZ" production
- Geologic & Operational attributes of the Hunton
- Technically "fits" Camber's core competencies
- "Fast Follower" in play being de-risked, but still early

**Cline & Wolfberry Assets**

- 21 producing wells (non-op), on 500 Net Acres in Glasscock Co, TX
- 80 BOE/d -Q4 2016
- Small WI (5% - 7%); Apache operated

## Operations Update

- Build San Andres land position for long-term inventory
- 6+ well drilling San Andres program in 2017

*Above Information as of 3/1/17



Central Basin
Midland Basin
Delaware Basin
Midland
Dallas
Austin
Houston



Cochran
Yoakum
Central Basin Platform Target Area
Glasscock

# West Texas: Permian Basin/Central Basin Platform

## Bolt-On (or off) Strategy

- Focus on acquiring Horizontal San Andres acreage in first half of 2017
- Actively engaged in expansive leasing program to secure acreage
- Target 10,000+ acres per target area
- Two geographically segregated project areas:
  - 3,600 net mineral acres acquired to date in ongoing leasing program
  - 13,000 net mineral acres under PSA (contiguous position)

## Development Drilling

- Planning 6+ well drilling program in 2017 (Est. Q3 2107)
- Estimated D+C = $2.5 million per single horizontal San Andres well

*Above Information as of 3/1/17 and is based on internal company estimates.

CAMBER ENERGY

# Horizontal San Andres: New Strategic Entry

## Reserve and Drilling Inventory Estimates:*

### Leasehold Inventory Estimates

- Estimated 4 wells per 640 acres
- Estimated 50+ wells per 10,000 acres

### Leasehold Reserve Estimates

- Estimated 325 thousand BOE recoverable per well
- Estimated 1.3 million BOE recoverable per 640 acre section
- Estimated 15.6 million BOE recoverable per 10,000 acres

### Camber To-Date Acreage of 16,000 NMA

- Estimated 25.0 million BOE recoverable
- Estimated 80+ wells locations

*Above Information as of 3/1/17 and is based on historical results from Horizontal San Andres wells drilled to date.

# Target: San Andres (Permian Basin/Central Basin Platform)

**Tracking What We Know**

Based on our experience in and understanding of the Hunton Residual Hydrocarbon Zone, we are compelled by the similarities to the San Andres.

| | HUNTON | SAN ANDRES |
|---|---|---|
| Shallow Horizontal | X | X |
| Carbonate Formation | X | X |
| ROZ Target Zone | X | X |
| Relatively Higher Water Saturation | X | X |
| Low D&C Costs | X | X |

Camber will transfer its twenty-plus year evolution and knowledge of the Hunton development & production techniques to the San Andres formation.

# Horizontal San Andres



Central Basin
Platform
Delaware
Basin
Midland
Basin
Yates
Grayburg
San Andres
Clear Fork
Wichita - Albany
Wolfberry
Bone Spring
Wolfcamp

**Permian Basin***

- 80 years of production – 30 billion barrels produced
- Contains estimated 22% of remaining U.S. oil reserves
- 29% of estimated U.S. reserve growth

**San Andres Zone Facts***

- ~6 billion San Andres barrels produced
- Over 2 billion barrels from the Central Basin Platform

**San Andres Geology**

- Lithology = Limestone, Dolomite & Anhydrite
- Average Well Depth – 4,800 feet
- Average Zone Thickness – 200-400+ feet
- Porosity – 6% to 16%

CAMBER ENERGY

*Source: National Energy Technology Laboratory (5/04)

# Horizontal San Andres

**San Andres Horizontal Play Development**

Earliest ROZ SA Hz Well Drilled in 2014

Current successful D&C methodologies refined during 2014

Now over 100 SA Hz Wells Drilled & Proof of Concept verified

Acreage Costs Now Advancing

Estimated $1+ billion Private Equity committed and growing

**Residual Oil Zone Fairway Mapping with Superimposed Major Permian and Pennsylvanian Oilfields**
**and Showing the First Pure ROZ Greenfield ROZ $CO_2$ Project**



NEW MEXICO
Slaughter Fairway
Slaughter-Levelland
Lubbock
Salt Creek
Katz
Roswell Fairway
Vacuum
Artesia Fairway
Seminole
SACROC
Robertson-Flanagan
Oil fields
North Cowden
Capitan Fairway
Goldsmith-Andector
Midland
Howard-Glasscock
South Cowden
Permian Basin Area
McElroy-Dune
Yates
TEXAS
MEXICO

Source: Melzer Consulting

**San Andres Horizontal Play Participants**

- Apache
- Camber
- Custer & Wright
- Element
- Elk River
- Elk Meadows
- ER Operating
- Forge
- Kinder Morgan
- Manzano
- Monandnock
- Parallel
- Riley
- Ring
- Stewart
- Walsh
- Wishbone

CAMBER ENERGY

# Horizontal San Andres - The ROZ Concept

As a simplified explanation, dewatering occurs in formations with relatively high water saturations (>50%.)

Oil and gas resides in pore spaces of conventional subsurface rock formations and occupies the smaller pores because the rock is oil wet.

By producing the water (dewatering), the pressure is lowered, causing the hydrocarbon to expand and transition from a residual state to a mobile state, allowing for commercial production.

This concept is now used in the Mid-Continent to produce large quantities of oil and gas from the Hunton formation, and has recently been applied with increasing success to the San Andres formation in West Texas.



National Energy Technology Laboratory
Oil Trap
Oil Trap
Residual Oil Zone (ROZ)
Base of Oil Saturation
100%
Oil Saturation
0%
Oil/Water Contact
Oil Producing Zone
Average Oil Saturation Profile
ROZ
Water
Increasing Water Saturation

Additional Information: residualoilzones.com
Melzer Consulting

CAMBER ENERGY

# Horizontal San Andres – Well Economics

F2: ANALYSIS OF Hz SAN ANDRES WELLS

**Internal rates of return scenarios**

| WTI oil prices | $45.0 | $50.0 | $55.0 | $60.0 | $65.0 |
|---|---|---|---|---|---|
| IRR | 26.0% | 44.6% | 67.5% | 95.5% | 129.6% |


36 month San Andres
Average daily production (boe/d)
450
400
350
300
250
200
150
100
50
0
Cumulative production (boe)
180,000
160,000
140,000
120,000
100,000
80,000
60,000
40,000
20,000
0
1
6
11
16
21
26
31
36
Months
Cumulative production (boe)
Daily production (boe/d)

Source: Texas Railroad Commission, TMG Consulting, ROTH Capital Partners estimates

# Recovery: Ultimate vs. Immediate

**ASSUMPTIONS**

**San Andres Type Curve:**

| | |
|---|---|
| • Initial Rate (30 Day) | 275 bbl/day |
| • EUR | 325 Mboe |
| • WI | 100% |
| • NRI | 75% |
| • D&C 8/8ths | $2.5 Mill |

**Pricing (Flat):**

| | |
|---|---|
| • Oil | $54/Barrel |
| • Nat Gas | $2.80/Mcf |

**Estimated Metrics:**

| | |
|---|---|
| • Future CF | $7.3 Mill |
| • PV10 FCF | $4.9 Mill |
| • ROI | 2.9 |
| • Payout | 19 Mos. |



San Andres Type Curve
Payout
$300
$250
$200
$150
$100
$50
$-
($000's)
100%
80%
60%
40%
20%
0%
67%
Remains →
1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 19 21 22 23 24
Operating Income
% Oper Inc Remaining

**16,000 NMA = Estimated 80+ well locations = Estimated 24.0 million BOE recoverable**

Above Information as of 3/1/17 and is based on historical results from Horizontal San Andres wells drilled to date.

# Public Information

## COMPANY DETAIL

**Lucas Energy, Inc. / Camber Energy, Inc.**
450 Gears Rd., Suite 860
Houston, TX 77067
Phone: (713) 528-1881
Fax: (713) 337-1510
www.lucasenergy.com

## INVESTOR RELATIONS CONTACT

**Dennard Lascar Associates**
(713) 529-6600

M. Carol Coale
ccoale@dennardlascar.com

Kenneth S. Dennard
ken@dennardlascar.com

# Appendix

# Management

**Tony Schnur, President and Chief Executive Officer, Director**

<u>**Significant Accomplishments:**</u>

**Drove Cultural and Operating Change.** Redirected Lucas' corporate focus from a state of turmoil to stability by eliminating unnecessary spending, strengthening financial flexibility, and expanding the asset base while resolving outstanding litigation.

**Turned Around Distressed Organizations.** Successfully restored viability of financially-stressed company by aggressively cutting operating costs, redirecting strategic focus, restoring financial discipline, and share swap at acquisition, maximizing stakeholders' return.

**Protected Investor Capital.** Saved private equity company from foreclosure & within an eight-month period refocused operations, reduced operating costs, and sold company affording investors a 26.3% IRR and an ROI of $4M on the initial $17M investment, along with equity holders' capital return.

<u>**Recent Career History:**</u>

CEO, Lucas Energy, Inc (Camber Energy): 2012 to present
Interim CEO & CFO, Chroma Oil & Gas, LP: 2010 - 2012
Independent Consultant: 2002 - 2012
Director, Aquila Energy Capital Corp: 1999 - 2002

<u>**Education:**</u>

MBA (Finance), Case Western Reserve University, 1992
BSBA in Finance, Gannon University, 1987

**Ken Sanders, Chief Operating Officer**

<u>**Significant Accomplishments:**</u>

**Evaluated Reserves & Development Potential in Multiple Basins.** Performed production engineering study for major Gulf of Mexico gas field re-development & optimization. Engineered reserves determinations & property valuations in most of the basins all across North America.

**Managed Large-scale Asset Exploitation & CAPEX Programs.** Directed the efforts of multidisciplinary regional teams of geologists, engineers and land-men in optimizing the economic development of nearly $1 billion in natural gas reserves through a 150-well annual drilling budget focused primarily in the U.S. Onshore basins of Anadarko, Arkoma & the ArkLaTex.

**Executed Successful Public Co. Financial Restructuring & Turn-around.** As President and CEO, developed and executed an agreed Plan of Reorganization resulting in a newly recapitalized private company. Technical high-grading of assets & drilling inventory lead to development drilling program yielding significantly increased net production. Marketed to industry and closed profitable $146 million sale of the entire company.

<u>**Recent Career History:**</u>

COO Camber Energy (VP Asset Development, Lucas Energy): 2013- present
President & CEO, KRS Resources, LLC & ReSearch Exploration: 2003 - 2016
President & CEO, Contour Energy, Inc: 1999 - 2003
Vice President Exploitation and A&D - Seagull Energy E&P, Inc: 1991 - 1999
Sr. VP – Keplinger & Assoc. (petroleum eng. consultants); 1975 – 1986

<u>**Education:**</u>

MBA (Finance), University of Houston, 1981
BS in Petroleum Engineering, Mississippi State University, 1972

CAMBER ENERGY

# Management

**Paul Pinkston, CPA, Chief Accounting Officer**

**Significant Accomplishments:**

**Improved Financial Reporting and Accounting Functions.** Streamlined accounting and financial reporting during restructuring and transition period. Team lead in the transition of the shared service/close function of a major oil field service company to a third-party provider, including consolidating the world-wide monthly close function.

**Conducted Audits and Oversaw Compliance Practices.** Experienced in performing various audit and financial consulting services, internal audits both public and private. Led international SOX testing projects, including the supervision and review of local international public accounting staff and performed quality control review of SOX testing documentation and results as well as remediation analysis

**Awarded for Clearing Services:** At Baker Hughes, received the Chairman's Award for work performed in clearing $24 million in advance and intercompany and other general outages for BHI world-wide

**Recent Career History:**

Chief Accounting Officer, Lucas (now Camber Energy): 2013 to present
Senior Consultant, Sirius Solutions, LLLP: 2006 - 2013
Corporate Auditor, Baker Hughes, Inc.: 2002 - 2005
Senior Auditor, Arthur Anderson, LLP: 1998 - 2001

**Education:**

MBA (Accounting), University of Houston
BA in Finance and Marketing, University of Texas

**Thomas E. Hardisty, Senior Vice President, Land & Business Development**

**Significant Accomplishments:**

**Seasoned Land & Business Development Professional.** Accountable for all land dept. functions & business development activities. At Davis Petroleum, led negotiations for all key, strategic agreements and closed multiple A&D transactions having $170 mm combined value; also closed JV agreements with combined exposure >80,000 acres, and managed company's participation. Previously identified patented drilling tech that led to formation of a new company.

**Key Role in Strategic Transactions.** In the past 2 companies, instrumental in identifying the counterparties that led to strategic transactions and facilitated corporate/legal due diligence, and either led or heavily participated in the negotiation and closing of definitive agreements.

**Managed and Favorably Resolved Disputes.** At prior companies, inherited legacy disputes and resolved them all via negotiated settlements, mediations and arbitration with favorable outcomes in 5 of the 6 of the most material, including a contract breach in GOM asset, resulting in $11+ mm award.

**Recent Career History:**

SVP, Land & Business Dev, Lucas (Camber) Energy: 2016 to present
VP, Land & Business Dev, Davis Petroleum: 2009 - 2016
VP, Land & Business Dev, Kerogen Resources, Inc: January to August 2009
SVP, Corp. Dev, Particle Drilling Technologies, Inc: 2003 - 2009
VP, Land & Business Dev, Shoreline Partners, LLC: 2001 - 2003

**Education:**

BBA / Petroleum Land Management, University of Texas at Austin, 1984
Certified Phase I & II Environmental Assessment, Texas A&M University, 1992

CAMBER ENERGY

# Management

**J. Mark Bunch – Senior Vice President, Engineering & Operations**

**Significant Accomplishments:**

**Evaluated and Increased Reserves and Returns.** Critical role in merger, leading the team that developed & executed the plan to dramatically increase reserves & rate and cash flow; increased net reserves by 175% from 2.8 to 2.9 million BOE while producing 1.9 million BOE. Net reserves increased by 175%.

**Successful Well Discovery.** Successfully developed a non-op new discovery in South Texas Wilcox with 25,000 MCFPD from three wells.

**Experienced in Infrastructure Development.** Designed & installed 20-mile gas gathering system that spanned two Indian reservations in Southwest Colorado. Presented proposal to Ute Mountain Ute, Minister of Energy for tribe approval.

**Career History:**

SVP, Engineering & Operations, Lucas (Camber) Energy: 2016 to present
Asset Manager, Davis Petroleum Corp: 2012 -2016
COO & Partner, Mecom Oil, LLC: 2007 - 2012
Vice President, Huddleston & Co., Inc & Peter Paul Petroleum: 1999 - 2007
Engineering Manager, Petrocorp, Inc: 1993 - 1999
Reservoir & Production Engineer, Arco Oil & Gas Co: 1981 - 1992

**Education:**

BS in Petroleum Engineering, Texas A&M University

# Oil & Gas Reserves[1]

| Reserves as Pro Forma Published at the Segundo Acquisition | Lucas Energy, Inc. | Segundo Acquisiton Properties | Pro forma Combined |
|---|---|---|---|
| **Proved Developed Reserves** | | | |
| Crude Oil (Bbls) | 114,798 | 183,834 | 298,632 |
| Natural Gas (Mcf) | - | 13,021,027 | 13,021,027 |
| Natural Gas Liquids (NGL) in BBLs | - | 2,681,914 | 2,681,914 |
| **Oil Equivalents (Boe)** | **114,798** | **5,035,919** | **5,150,717** |
| **Proved Undeveloped Reserves** | | | |
| Crude Oil (Bbls) | 3,723,585 | 46,440 | 3,770,025 |
| Natural Gas (Mcf) | 2,513,691 | 4,155,620 | 6,669,311 |
| Natural Gas Liquids (NGL) in BBLs | - | 1,020,470 | 1,020,470 |
| **Oil Equivalents (Boe)** | **4,142,534** | **1,759,513** | **5,902,047** |
| **Proved Reserves** | | | |
| Crude Oil (Bbls) | 3,838,383 | 230,274 | 4,068,657 |
| Natural Gas (Mcf) | 2,513,691 | 17,176,647 | 19,690,338 |
| Natural Gas Liquids (NGL) in BBLs | - | 3,702,384 | 3,702,384 |
| **Oil Equivalents (Boe)** | **4,257,332** | **6,795,432** | **11,052,764** |

[1]As of 8/25/16 Pro forma's as provided on the Amended 8K filed with the SEC on 09/27/2016

CAMBER ENERGY

# Select Financials – Income Statement[1]

| INCOME STATEMENT ($000s) | Three Months Ended 12/31/2016 | 12/31/2015 |
|---|---|---|
| Operating Revenues | | |
| Crude Oil | $484 | $184 |
| Natural Gas | 637 | 0 |
| Natural Gas Liquids | 790 | 0 |
| Total Operating Revenues | 1,911 | 184 |
| Operating Expenses | | |
| Lease Operating Expense | 1,298 | 182 |
| General & Admin Expense | 1,310 | 676 |
| Other Operating Expenses | 1,376 | 232 |
| Total Operating Expense | 3,985 | 1,090 |
| Interest Expense & Other | (2,324) | (117) |
| **Net Income (Loss)** | **(4,398)** | **(1,023)** |
| Net Loss per Share: | | |
| Basic and Diluted | **($0.20)** | **($0.70)** |
| Wtd Avg Common Shares Outstanding | 21,782,632 | 1,463,590 |

[1] Complete financial statements are disclosed in our most recent SEC 10-Q filing

# Select Financials – Non-GAAP Disclosure Reconciliation

| NON-GAAP RECONCILIATION ($000s) | Three Months Ended 12/31/2016 | 12/31/2015 |
|---|---|---|
| Net Income (Loss) | ($4,398) | ($1,023) |
| Reconciling items: | | |
| Interest expense, non-cash | 803 | - |
| Employee bonuses, legal fees and other | 318 | - |
| Transaction closing costs, net | 957 | - |
| Depreciation, depletion and amortization | 1,287 | 204 |
| Non-cash stock-based compensation | 29 | 32 |
| (Gain) Loss on settlement of debt | (25) | - |
| **Adjusted discretionary cash flow** | **($1,029)** | **($787)** |

# Select Financials – Adjusted EBITDA

| | Three Months Ended | |
|---|---|---|
| **ADJUSTED EBITDA ($000s)** | **12/31/2016** | **12/31/2015** |
| Net Income (Loss) | ($4,398) | ($1,023) |
| Interest Expense | 1,458 | 51 |
| Depreciation, depletion and amortization | 1,287 | 204 |
| Non-cash stock-based compensation | 29 | 32 |
| (Gain) Loss on settlement of debt | (25) | 35 |
| **Adjusted EBITDA** | **($1,649)** | **($701)** |

CAMBER ENERGY

# Select Financials – Balance Sheet[1]

| SELECT BALANCE SHEET DATA ($000s) | 12/31/2016 | 3/31/2016 |
|---|---|---|
| **ASSETS** | | |
| Cash and Cash Equivalents | $4,379 | $198 |
| Current Assets | 6,803 | 543 |
| PP&E, Net | 64,416 | 14,190 |
| Total Assets | $71,340 | $14,792 |
| | | |
| **LIABILITIES** | | |
| Current Liabilities | $13,441 | $11,085 |
| Asset Retirement Oblig. Net of Current | 2,006 | 1,179 |
| LT Note Payable, Net of Current Portion | 33,619 | 0 |
| Preferred Stock, Series A | 0 | 774 |
| Preferred Stock, Series B | 14,898 | 0 |
| Preferred Stock, Series C | 4,429 | 0 |
| Stock Dividends Distributable, Not Issued | 853 | 0 |
| Stockholders' Equity | 22,215 | 2,401 |
| Total Liabilities and Stockholders' Equity | $71,340 | $14,792 |

CAMBER ENERGY

[1] Complete financial statements are disclosed in our most recent SEC 10-Q filing

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